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                        STOCK SALE AND PURCHASE AGREEMENT




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                                     PARTIES


                            THE BETHLEHEM CORPORATION

                                       AND

                             BERGEN COVE REALTY INC.


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                                      DATE


                               SEPTEMBER 29, 2000


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                                TABLE OF CONTENTS

SCHEDULE OF EXHIBITS...........................................................1

BACKGROUND.....................................................................2

TERMS AND CONDITIONS...........................................................2

1.  INCORPORATION OF BACKGROUND; STATEMENT OF INTENTION TO BE LEGALLY BOUND....2

2.  PURCHASE AND SALE OF SHARES................................................3

3.  PURCHASE PRICE.............................................................3

4.  CLOSING AND CLOSING DATE...................................................4

5.  SELLER'S TITLE TO STOCK ...................................................4

6.  DULY ORGANIZED CORPORATION.................................................4

7.  QUALIFICATION TO DO BUSINESS...............................................4

8.  INTERCORPORATE RELATIONS...................................................4

9.  CAPITALIZATION.............................................................4

10. INDEBTEDNESS...............................................................5

11. STOCK RIGHTS...............................................................5

12. FINANCIAL STATEMENTS ......................................................5

13. DISCLOSURE OF DEBTS AND LIABILITIES .......................................6

14. PRESENT STATUS.............................................................6

15. TAX RETURNS................................................................6

16. TAX DELINQUENCIES AND AUDITS...............................................7

17. PAYMENT OF PRIOR DEFICIENCY................................................7

18. LAWSUITS AND PROCEEDINGS...................................................7

19. COMPLIANCE WITH LAW AND INSTRUMENTS .......................................7

20. TITLE TO FIXED ASSETS .....................................................8

21. CONDITION OF PROPERTIES AND ASSETS.........................................8

22. PATENTS AND TRADEMARKS.....................................................9

23. CONTRACTS .................................................................9

24. COMPENSATION OF OFFICERS AND OTHERS.......................................10

25. INVENTORIES...............................................................10

26. RECORDS ..................................................................10

27. BROKER'S FEES.............................................................10

28. ACCOUNTS RECEIVABLE.......................................................11

29. PURCHASE COMMITMENTS AND OUTSTANDING BIDS.................................11

30. INSURANCE POLICIES........................................................11

31. OPERATIONS................................................................1

32. BUYER'S RIGHT OF EXAMINATION .............................................11

33. COMPLIANCE ...............................................................12

34. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS ..............................12
             a. ..............................................................12
             b. ..............................................................12
             c. ..............................................................12
             d. ..............................................................13

35. RESIGNATION OF DIRECTORS AND OFFICERS ....................................3

36. OPINION OF SELLER'S COUNSEL...............................................13
             a. ..............................................................13
             b. ..............................................................13
             c. ..............................................................14
             d. ..............................................................14
             e. ..............................................................14

             f. ..............................................................14
             g. ..............................................................15

37. COVENANT NOT TO COMPETE...................................................15

38. INDEMNIFICATION...........................................................15
             a. ..............................................................15
             b. ..............................................................15
             c. ..............................................................16
             d. ..............................................................16
             e. ..............................................................16
             f. ..............................................................16
             g. ..............................................................16
             h. ..............................................................16

39. RECORDS OF THE CORPORATION................................................17

40. EXPENSES..................................................................17

41. AMENDMENT AND WAIVER......................................................18

42. ASSIGNMENT ...............................................................18

43. NOTICES...................................................................18

44. HEADINGS..................................................................19

45. ASSUMPTION OF PENSION PLAN OBLIGATIONS....................................19

46. COUNTERPART EXECUTION.....................................................20

47. PARTIES IN INTEREST ......................................................20

48. INTEGRATED CONTRACT.......................................................20

49. CHOICE OF LAW.............................................................20

                              SCHEDULE OF EXHIBITS

EXHIBIT            DESCRIPTION
-------            -----------

"A"                Schedule Of Corporation's Long Term and Current Liabilities
"B1" and "B2"      Balance Sheet and Income Statements as of 5/31/00 and 8/31/00
"C"                List of Corporation's Fixed Assets
"D"                Material Contracts of the Corporation
"E"                Inventories
"F"                List Of Corporation's Accounts Receivables
"G"                List Of Policies Of Insurance of the Corporation

         This Stock Sale and Purchase Agreement (hereafter "Agreement") is made and entered into this 29th day of September 2000, by and between The Bethlehem Corporation, a Pennsylvania corporation having a principal place at 25th and Lennox Streets, Easton, Northampton County, Pennsylvania 18045 (hereafter "Seller"), and Bergen Cove Realty Inc., and assigns, maintaining a place of business at 18 East 50th St., New York, New York 10022 (hereafter "Buyer").

                                   BACKGROUND

         Seller is the owner of all the issued and outstanding shares of common stock of a corporation known as Bethlehem Advanced Materials Corporation, being a Pennsylvania corporation authorized to transact business in Pennsylvania, and also maintaining offices in Knoxville, Tennessee (hereafter "Corporation").

         Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of the issued and outstanding shares of common stock of Corporation, on the terms and conditions contained in this Agreement.

                              TERMS AND CONDITIONS

          1. INCORPORATION OF BACKGROUND; STATEMENT OF INTENTION TO BE LEGALLY BOUND - The parties acknowledge and agree that the statements contained in the "Background" section set forth above are true and accurate, and they are incorporated into and made a part of this Agreement.

                  Seller and Buyer further agree that each is entering into this Agreement intending to be legally bound hereby, with the mutual consideration being as stated herein.

         2. PURCHASE AND SALE OF SHARES - Subject to the terms and conditions of this Agreement, Seller agrees to sell, transfer and assign to Buyer, and Buyer agrees to purchase, at the closing as defined in this Agreement, all of the issued and outstanding shares of common stock of the Corporation. At the closing, Seller shall deliver to Buyer a certificate or certificates evidencing that common stock, in a form ready for transfer and duly endorsed to Buyer. At the closing, and from time to time after the closing, Seller shall execute and deliver other documents and instruments, and take other actions, as Buyer may reasonably request, in order more fully to vest in Buyer all right, title and interest in and to the Corporation's common stock, and every other right, title, interest, claim, or demand of any kind that Seller may have in, to, or on any of the properties, assets, or business of the Corporation.

         3. PURCHASE PRICE - The total purchase price shall be the Seller's term loan balance with Bank of America N.A. on the closing date and $1,500,000 to be paid at settlement/closing. Buyer's obligations are conditioned on the assumption of debt where as part of purchase price Buyer agrees to assume the balance of Seller's term loan with Bank of America who must agree and consent to permit the existing indebtedness to remain with BAM for a minimum of one year from the closing hereunder. If for any reason BAM's existing indebtedness with Bank of America must be curtailed, paid off or in Buyer's sole opinion changed in any material manner which negatively impacts or erodes BAM's value or Buyer's return on invested capital, Buyer may in its sole discretion cancel this Agreement without any penalty or further obligation due to Seller. All remaining proceeds beyond the indebtedness to Bank of America as of the date of closing will be paid to Seller at the closing.

         4. CLOSING AND CLOSING DATE - Settlement/closing of this transaction shall take place on or before 5:00 p.m. on November 30, 2000. The closing shall be held at Seller's offices at 25th and Lennox Streets, Easton, Pennsylvania, unless another date, time and/or place is agreed upon by writing between the parties.

         5. SELLER'S TITLE TO STOCK - Seller represents and warrants that Seller has good, absolute, and marketable title to the Corporation's common stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind and Seller has the complete and unrestricted right, power, and authority to sell, transfer, and assign the Corporation's common stock pursuant to this Agreement.

         6. DULY ORGANIZED CORPORATION - Seller represents and warrants that the Corporation is a duly organized and validly existing Pennsylvania corporation in good standing, with all requisite power and authority to carry on its business as currently conducted.

         7. QUALIFICATION TO DO BUSINESS - Seller represents and warrants that the Corporation is duly qualified as a foreign corporation in good standing in the state of Tennessee, where the Corporation conducts its business activities and maintains its property.

         8. INTERCORPORATE RELATIONS - Seller represents and warrants that the Corporation has no subsidiaries and has no direct or indirect equity interest in any other firm, corporation or business enterprise.

         9. CAPITALIZATION - Seller represents and warrants that the Corporation is authorized to issue 10,000 shares of common stock, 1,000 of which are duly and validly issued and outstanding, and the Corporation has no authority to issue any other common stock or other security.

         10. INDEBTEDNESS - Seller represents and warrants that Seller has delivered to Buyer true copies of all instruments relating to the Corporation's long-term and current liabilities, and the Corporation is not in any default or violation of any provision of its outstanding long-term or current liabilities. Attached hereto as Exhibit "A" and incorporated in by reference in a true and correct copy of the schedule of debt of the Corporation which Seller has provided to Buyer, and Buyer acknowledges being aware of all of those obligations, and the terms thereof.

         11. STOCK RIGHTS - Seller represents and warrants that there are no outstanding options, contracts, commitments, warranties, agreements, or other rights of any character affecting or relating in any manner to the issuance of the Corporation's common stock or other securities, or entitling anyone to acquire the Corporation's common stock or other securities.

         12. FINANCIAL STATEMENTS - Seller has furnished Buyer with balance sheets of the Corporation as of May 31, 2000 and August 31, 2000 and the related statement of income for the year ended May 31, 2000 and the quarter ended August 31,2000 attached hereto as Exhibits "B1"and "B2" respectively. Seller warrants and represents that these financial statements are in accordance with the books of the Corporation at such dates and the result of its operations for the periods specified, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods, and with respect to all contracts and commitments of the Corporation, reflect adequate reserves for all reasonably anticipated losses and costs in excess of anticipated income.

         13. DISCLOSURE OF DEBTS AND LIABILITIES - Seller represents and warrants that the balance sheet referenced in Paragraph 12 above discloses all of the debts, liabilities, and obligations of the Corporation at the balance sheet date (except debts, liabilities and obligations that are not required to be reflected in the balance sheet in accordance with generally accepted accounting principles) and includes appropriate reserves for all taxes and other liabilities accrued or due at the balance sheet date, but not yet payable.


         14. PRESENT STATUS - Seller represents and warrants that the Corporation, since the balance sheet dates, has not incurred any obligations or liabilities except current liabilities in the ordinary course of business; has not discharged or satisfied any liens or encumbrances, or paid any obligations or liabilities, except current balance sheet liabilities and current liabilities incurred since the balance sheet dates in the ordinary course of business; has not declared or made any shareholder payment or distribution or purchased or redeemed any of its securities or agreed to do so; has not mortgaged, pledged, or subjected to lien, encumbrance, or charge any of its assets; has not canceled any debt or claim; has not sold or transferred any assets except from inventory in the ordinary course of business; has not suffered any damage, destruction, or loss (whether or not covered by insurance) materially affecting its properties, business, or prospects; has not waived any rights of substantial value; and has not entered into any transaction other than in the ordinary course of business.

         15. TAX RETURNS - Seller represents and warrants that the Corporation has duly filed all federal, state, and local tax returns required to be filed by it and has paid all federal, state, and local taxes required to be paid with respect to the periods covered by the returns.

         16. TAX DELINQUENCIES AND AUDITS - Seller represents and warrants that the Corporation has not been delinquent in the payment of any tax, assessment, or governmental charge; has not had any tax deficiencies proposed or assessed against it; has not executed any waiver of the statute of limitations on the assessment or collection of any tax; and has never been audited by the Internal Revenue Service or state tax authorities.

         17. PAYMENT OF PRIOR DEFICIENCY - In the event that after the closing a deficiency is determined in the amount of federal or state tax payable by the Corporation, relating to periods prior to the closing, Seller shall be liable for the payment of the deficiency.

         18. LAWSUITS AND PROCEEDINGS - Seller represents and warrants that to the best of Seller's knowledge there are no lawsuits or administrative proceedings pending or threatened against the Corporation or affecting any of its properties or rights, nor is the Corporation or any of its officers or directors aware of any acts that reasonably could result in a lawsuit or administrative proceeding against the Corporation or affecting any of its properties or rights.

         19. COMPLIANCE WITH LAW AND INSTRUMENTS - Seller represents and warrants that the business and operation of the Corporation have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities, except those that do not materially and adversely affect the Corporation or its properties, assets, businesses, or prospects; that performance under this Agreement will not result in any breach of, constitute a default under, or result in the imposition of any lien or encumbrance on any property of the Corporation under any arrangements, agreement, or other instrument to which the Corporation or Seller is a party or by which either is bound or affected, and will not violate the articles of incorporation, as amended, or the by-laws of the Corporation; and that the Corporation is not, and will not be by virtue of the transaction contemplated by this Agreement, in violation of its articles of incorporation, as amended, its by-laws, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

         20. TITLE TO FIXED ASSETS - Seller represents and warrants that the Corporation has good, absolute and marketable title to all of its fixed assets, (which are listed on Exhibit "C" attached hereto, and as to which Buyer has conducted its own due-diligence review and is satisfied as to the existence and condition of those assets), subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction except those that are disclosed on the balance sheet as securing specified liabilities.

         21. CONDITION OF PROPERTIES AND ASSETS - Seller represents and warrants that there are no latent defects or conditions of the assets or equipment of the Corporation of which Seller is aware, and which would be a material consideration to a person or entity, such as Buyer, interested in purchasing those assets.

                  Provided further, Buyer acknowledges having had full and ample opportunity to inspect all assets, whether tangible personal property, leasehold interest, work in process, accounts receivable, contracts of the Corporation, or any other right or interest which Corporation may have in property, whether real, personal, tangible or intangible, and Buyer has satisfied himself as to the condition and value of all such assets, and understands that Seller is making no warranties or representations in connection therewith, other than as to their title and ownership being held by Seller.

         22. PATENTS AND TRADEMARKS - Seller represents and warrants that to the best of Seller's knowledge and belief, the Corporation does not own or possess any patents or trademarks, and to the best of Seller's knowledge and information, the Corporation is not infringing on or otherwise acting adversely to the rights of any person under or in respect to any copyrights, trademarks, trademark rights, patents, patent rights, or licenses owned by any person or persons; there is no claim or pending or threatened action with respect to any alleged infringement or related violation; the Corporation is not obligated to pay any royalties or fees to any licensee or other claimant to any patent, trademark, trade name, copyright, or other intangible asset; and, to the best of Seller's knowledge and information, the Corporation has the unrestricted right to use all trade secrets, customer lists, manufacturing and other processes incident to the manufacture, use, or sale of any and all products currently sold by it.

         23. CONTRACTS - Seller represents and warrants that all material contracts to which the Corporation is a party are listed on Exhibit "D" attached hereto. Buyer acknowledges having had full right and opportunity to review the terms and provisions of all such contracts, and has no objection thereto.

                  Seller represents and warrants that the Corporation has in all respects performed all obligations required to be performed to date and is not in material default in any respect under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or by which it is otherwise bound and affected; and that all parties having contracts with the Corporation are in material compliance and are not in material default under their respective contracts.

         24. COMPENSATION OF OFFICERS AND OTHERS - Seller represents and warrants that since the balance sheet date, there has not been a change in any compensation, commission, bonus, or other remuneration payable to any officer, director, agent, employee, or consultant of the Corporation, except for increases in the ordinary course of business consistent with prior practice.

         25. INVENTORIES - Seller represents and warrants that the inventories of the Corporation as set forth on Exhibit "E" are reflected on the balance sheet as August 31, 2000 and all inventory items that have been acquired since the balance sheet date consist of goods of such quality and in such quantities as are salable in the ordinary course of its business with normal markup at prevailing market prices; that the inventories were determined at the lower of cost or market value; and that since the balance sheet date, the Corporation has continued to replenish its inventory in a normal and customary manner consistent with prior and prudent practice prevailing in the business of the Corporation.

         26. RECORDS - Seller represents and warrants that the respective books of account and minute books of the Corporation are complete and correct, and they reflect all of the transactions involving the Corporation's business which properly should have been set forth in those books.

         27. BROKER'S FEES - Seller and Buyer each warrants and represents that each in its own respect is not obligated in any way for any commission, fee, or other remuneration to any finder, broker, or the like employed by any party in connection with this Agreement or its negotiation, execution, or performance. Provided further, each party agrees to and does hereby indemnify and hold the other harmless from and against any and all claims, causes of action, damage, lost fees, costs or expenses arising out of or relating to any claim made against the indemnitee by any person or entity claiming the right to a broker's or finder's fee or commission in connection with this transaction.

         28. ACCOUNTS RECEIVABLE - Seller represents and warrants that the accounts receivable of the Corporation are reflected on Exhibit "F" attached hereto, and that all such accounts receivable are believed to be valid and enforceable claims, as to which Seller has no knowledge or information causing it to believe that any of these receivables are not fully collectible.

         29. PURCHASE COMMITMENTS AND OUTSTANDING BIDS - Seller represents and warrants that no purchase commitments of the Corporation are in excess of normal, ordinary, and usual requirements of its business, or were made at a price in excess of the market price, or contain terms and conditions more onerous than those usual and customary in the industry..

         30. INSURANCE POLICIES - Seller warrants and represents that all policies of insurance in force at the time of this Agreement are listed on Exhibit "G" attached hereto.

         31. OPERATIONS - Unless Buyer consents in writing to the contrary, Seller shall cause the Corporation to operate only in the ordinary course of business. Seller shall not cause the Corporation to enter into any transaction or perform any act that would constitute a breach of the representations, warranties, or agreements contained in this contract.

         32. BUYER'S RIGHT OF EXAMINATION - Seller will cause the Corporation to afford Buyer access, during normal business hours, to all of its business operations, properties, books, files and records, and shall cooperate in Buyer's examination of these. Until the closing, Buyer shall hold in strictest and most absolute confidence all information so obtained, and any document or instrument obtained by Buyer in connection with this Agreement, whether before or after the date of this Agreement, shall be held in express trust for and on behalf of Seller and the Corporation, and it this Agreement does not proceed to closing, Buyer shall be obligated to return all such documents, and all copies thereof, to Seller.

         33. COMPLIANCE - Seller shall cause the Corporation and its officers and employees to comply with all applicable provisions of this contract.

         34. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS - The obligation of Buyer to consummate this Agreement is subject to and conditioned on the satisfaction, at or prior to the closing, of all of the terms and conditions of this contract to be complied with and performed by Seller at or prior to the closing, and subject to the following conditions:

                  a. All corporate and other proceedings and actions taken in connection with the transactions contemplated in this contract and all certificates, opinions, agreements, instruments, and documents mentioned in this contract or incident to any contemplated transaction shall be satisfactory in form and substance to Buyer and Buyer's counsel;

                  b. The representations and warranties of Seller in this Agreement shall be deemed to have been made again on the closing date and to be true and correct at that time, subject to any changes contemplated by this Agreement.

                  c. Bank of America shall have consented to permitting BAM's indebtedness to remain in place for a minimum of one year from the closing of this Agreement.

                  d. Honeywell International Inc. (formerly Allied Signal) shall have agreed to the sale of BAM or shall have agreed that the sale of BAM does not effect or interrupt the existing Toll Manufacturing Agreement For Carbonization Services dated November 23, 1998, and any amendments thereto, or shall have agreed to revised language that permits the sale of BAM without any requirement for their consent.

         35. RESIGNATION OF DIRECTORS AND OFFICERS - Seller shall deliver to Buyer at the closing the written resignations of the directors and officers of the Corporation.

         36. OPINION OF SELLER'S COUNSEL - Seller shall deliver to Buyer the opinion, dated the closing date, of Seller's counsel, Kevin T. Fogerty, Esquire, in form and substance satisfactory to Buyer and Buyer's counsel, to the following effect:

                  a. The Corporation is a duly and validly organized and existing corporation in good standing under the law of the State of Pennsylvania with full corporate power to carry on the business in which it is engaged, and it is legally qualified to do business as a foreign corporation in good standing in the State of Tennessee.

                  b. The performance of this Agreement and the consummation of the transactions contemplated in this Agreement will not result in any breach or violation of any of the terms or provisions of, or constitute a default under, the Corporation's Articles of Incorporation or By-laws, or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of its activities or properties, or any statute, indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement or instrument known to Seller's counsel, to which the Corporation is a party, by which it is bound, or to which any of its property is subject;

                  c. No provision of the articles of incorporation, as amended, by-laws, as amended, minutes, or share certificates of the Corporation, or of any contract to which the Corporation or Seller is a party or by which it is otherwise bound or affected, prevents Seller from delivering good, absolute and marketable title to the Corporation's common stock to Buyer as contemplated by this Agreement;

                  d. Except as disclosed herein, Seller has the complete and unrestricted power and right to transfer, sell, assign, and deliver to Buyer the Corporation's common stock, and good, absolute, and marketable title to the Corporation's common stock, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions.

                  e. The Corporation is authorized to issue shares of common stock, par value $10 cents per share, of which there are 1,000 shares issued and outstanding, all of which are duly authorized, validly issued, and outstanding, and to the knowledge of Seller's counsel, the issuance and sale of the shares did not violate the Securities Act of 1933, as amended or the rules and regulations of the Securities and Exchange Commission or any applicable state securities laws;

                  f. The Corporation has no other authorized or outstanding series or class of common stock or other securities;

                  g. Seller's counsel has no knowledge of any litigation, proceeding, or governmental investigation or labor dispute or labor trouble pending or threatened against or relating to the Corporation or its properties or business, except as set forth in the opinion.

         37. COVENANT NOT TO COMPETE - For ten years following the closing, Seller will not, directly or indirectly, within the existing marketing area of the Corporation in the United States, enter into or engage generally in direct competition with the Corporation in the business of manufacturing high temperature furnaces or offering toll processing services for advanced materials such as carbon or graphite, either as an individual or as a partner or joint venturer, as an employee or agent for any person, as an officer, director, or shareholder of any corporation, or otherwise. This covenant on the part of Seller shall be construed as an agreement independent of any other provision of this Agreement; and the existence of any claim or cause of action of Seller against Buyer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of this covenant.

         38. INDEMNIFICATION - Seller shall indemnify Buyer on and after the closing with respect to any claim, action, demand, loss, cost, expense, liability, penalty, or damages, including counsel fees and other costs and expenses reasonably incurred in investigating or in attempting to avoid or oppose the imposition of damages or in enforcing this indemnity, resulting to Buyer from any of the following:

                  a. Any inaccurate representation made by or on behalf of Seller in or pursuant to this Agreement;

                  b. Breach of any of the warranties made by or on behalf of Seller in or pursuant to this Agreement;

                  c. Breach or default of the performance by Seller of any of the obligations to be performed by it under this Agreement;

                  d. All debts, liabilities, and obligations of the Corporation at the balance sheet date that are not reflected in the balance sheet, whether known or unknown by Seller;

                  e. Any litigation involving the Corporation whether or not disclosed to Buyer;

                  f. The Corporation's failure to own, possess, and have good title to all copyrights, trademarks, trademark rights, patents or business;

                  g. The Corporation's infringing on or acting adversely to the rights or claimed rights of any person under or in respect to any copyrights, trademarks, trademark rights, patents, patent rights, or patent licenses;

                  h. The  Corporation's  failure in any  respect to perform  any obligation required by it to be performed at or prior to the date of this Agreement or at or prior to the closing date, or by reason of any default of the Corporation, at the date of this Agreement or at the closing date, under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or by which it is otherwise bound or affected.

                  Seller shall reimburse Buyer on demand for any payment made by Buyer at any time after the closing, based on the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or action, in respect to any damages to which the foregoing indemnity relates. Buyer shall give Seller prompt written notice of any litigation threatened or instituted against the Corporation that might constitute the basis of a claim for indemnity by Buyer against Seller. Notwithstanding any other provision of this Agreement, Buyer shall have the right to set off against any notes of payment it may otherwise owe to Seller any amount for which Buyer would be entitled to indemnification. Buyer shall indemnify and hold Seller harmless from and against any and all claims, actions, demand, loss, cost, expense, liability, penalty or damages, fees or expenses, (including but not limited to reasonable attorneys fees, expert witness fees and litigation-related costs and expenses), incurred by Seller as a result of any act, conduct or omission of Buyer, in connection with the Corporation, after/following the date of closing.

         39. RECORDS OF THE CORPORATION - For a period of seven (7) years following the closing date, the books of account and records of the Corporation pertaining to all periods prior to the closing date shall be available for inspection by Seller for use in connection with tax audits (if any).

         40. EXPENSES - Each party shall bear all expenses (including but not limited to attorneys fees), incurred by it in connection with this contract and in the consummation and preparation for the transactions contemplated in this contract.

         41. AMENDMENT AND WAIVER - This contract may only be amended or modified by an instrument in writing, executed by Seller, Buyer and Corporation, and each party waives the right to argue that the other has implicitly waived the right to require this signed writing, by its actions of conduct.

         42. ASSIGNMENT - Neither this contract nor any right created by this contract shall be assignable by either party without the prior written consent of the other, and any such non-permissible attempted assignment shall be deemed null, void and of no legal force and effect. Nothing in this contract is intended to confer on any person, other than the parties and their successors, any rights or remedies under or by reason of this contract. However, it is agreed and understood that Buyer may assign this Agreement to any business entity in which Buyer is a principal.

         43. NOTICES - Any notice, communication, request reply, or advice ("notice") required or permitted to be given, made, or accepted by either party under this contract must be in writing and may be given or served by (i) facsimile transmission (deemed given or delivered on the date of the transmission), (ii) a personal delivery (deemed given or delivered on the date of delivery), (iii) by deposit with a reputable overnight courier/delivery service (Airborne Express, Federal Express, etc.) in which event, the notice, communication, etc. shall be deemed given or delivered on the day following the date on which it was deposited with or delivered to the carrier for overnight delivery (assuming the delivery actually takes place), or (iv) by registered or certified mail, restricted delivery, postage to be paid, which shall be deemed delivered of given on the third day following deposit in the mail.

                  For purposes of these notice requirements, the addresses of the parties as well as their legal counsel to whom notice must also be given, are follows:

         Seller:                                     With a copy to:
         The Bethlehem Corporation                   Kevin T. Fogerty, Esquire
         25th & Lennox Streets                       1620 Pond Road, Suite 301
         Easton, PA 18045..                          Allentown, PA 18104
         Attn:  President or CFO                     (fax: 610o 366o 0955)
         (fax: 610-258-8154)

         Buyer:                                      With a copy to:

         Bergen Cove Realty Inc.                     Robert A. Bruno, Esquire
         18 East 50th Street                         871 Annette Drive
         New York,  NY 10022                         Wantagh, NY 11793
         (fax: 212-272 -3693)                        (fax: 516-409-5261)


         44. HEADINGS - Headings contained in this contract are for reference purposes only and shall not affect in any way the meaning or interpretation of this contract.

         45. ASSUMPTION OF PENSION PLAN OBLIGATIONS - All of the corporation's retirement, employee benefit, employee welfare or other pension plans (hereafter collectively "the Plan"), and shall assume all obligations and responsibilities in connection with the Plan. Seller shall deliver all records of the Plan, resignations of appointed trustees and the administrative committee, and all forms necessary to transfer the assets of the Plan to the trustees appointed by Buyer. Seller represents and warrants that as of the closing date, the Plan shall be in substantial compliance with all requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended, and shall be a qualified plan and trust under Internal Revenue Code Sections 401 and 501. Seller represents and warrants that all contributions then required by the Plan and by law shall have been made as of the closing date, that the Plan shall be in compliance with minimum funding standards under Internal Revenue Code Section 412, and that there are and have been no "reportable events" under Title IV of ERISA or the regulations of the Pension Benefit Guaranty Corporation.

         46. COUNTERPART EXECUTION - This contract may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         47. PARTIES IN INTEREST - All of the terms and provisions of this contract shall be binding on and inure to the benefit of and be enforceable by Buyer and Seller, their heirs, executors, administrators, successors, and assigns.

         48. INTEGRATED CONTRACT - This contract constitutes the entire agreement between the parties, there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth or provided for in herein, and that any and all prior or contemporaneous oral or written promises, warranties, representations and other communications shall be deemed extinguished herein and merged hereby, unless expressly set forth in this agreement.

         49.  CHOICE  OF  LAW - It is the  intention  of the  parties  that  the substantive laws of the Commonwealth of Pennsylvania (excluding its conflicts-of-law principles), shall govern the validity of this contract, the construction of its terms, the interpretation of the rights and duties of the parties, and any and all rights or claims arising out of or relating to this Agreement. The parties agree that any and all disputes or claims arising out of or relating to this Agreement shall be submitted to binding arbitration before the American Arbitration Association, to be subject to the rules and procedures of the AAA, to be administered out of the AAA's offices in Philadelphia, Pennsylvania.

                                     SELLER:
                                     THE BETHLEHEM CORPORATION


                                     --------------------------------


                                     BUYER:
                                     BERGEN COVE REALTY INC.

                                     ------------------------------------